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                                                                   EXHIBIT 10.30

                  CGI SYSTEMS CONTRACTOR DISCLOSURE STATEMENT
                  -------------------------------------------

If CGI Systems is to consider a company as a legitimate corporation providing independent subcontractors to us, an Officer of the Corporation must complete and sign this form, attesting to the validity of all the statements contained herein.

1.      Name of Corporation:  SYNON, INC.

2.      State of Incorporation:  ILLINOIS

3.      Corporation's Federal Tax Identification number:  68-0130886

4. The Corporation has Workers Comp and Liability insurance covering all the employees that will be provided to CGI Systems. (Initial) DH
                                                              -----
5. The Corporation will withhold all applicable Federal, State, and Local taxes for all employees that will be provided to CGI Systems. (Initial) DH
                                                                        -----
6. The Corporation is providing services to companies other than CGI Systems. (Initial) DH
                   -----
7. The payments made to the Corporation by CGI systems in any of the Corporation's fiscal years will represent less than 50% of the Corporation's expected revenue in that fiscal year. (Initial) DH
                                                -----


Attested to by:

        Name:             Dennis G. Holligan
                          ---------------------
        Signature:        /s/DENNIS G. HOLLIGAN
                          ---------------------
        Corporate Title:  Secretary
                          ---------------------
        Date:             8/30/96
                          ---------------------




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
                        CGI SYSTEMS CONTRACTOR AGREEMENT
                        --------------------------------

An agreement made this 30th day of August 30, 1996, between CGI Systems Inc. and Synon, Inc., incorporated in the state of Illinois, with a Federal Tax Identification number of 68-0130886, at 1100 Larkspur Landing Circle, Larkspur, California 94939, hereinafter referred to as Contractor, wherein the parties agree as follows:

TERM

This Agreement shall continue in effect until either party terminates the Agreement by providing a one month written notice to the other party. This Agreement shall remain in effect regarding any Statement of Work already in effect until such Statement of Work is terminated or performance is completed.

SCOPE OF SERVICES

The Contractor shall provide the computer consulting and/or programming services specified in the Statement of Work which is attached and made a part hereof (see EXHIBIT A), and the services specified in any future Statement of Work which may be agreed to between the parties.

CONTRACTOR STATUS

Contractor is an independent contractor and neither Contractor nor Contractor's staff is, or shall be deemed to be employed by CGI Systems. CGI Systems is hereby contracting with Contractor for the services described on Exhibit A, Statement of Work, and Contractor reserves the right to determine the method, manner and means by which the services will be performed. Contractor is not required to perform the services during a fixed hourly or daily time and if the services are performed at the premises of CGI Systems or its Client, then Contractor's time spent at the premises is to be at the discretion of the Contractor, subject to CGI Systems or its Client's normal business hours and security requirements. Contractor hereby confirms to the Client that the Client will not be required to furnish or provide any training to the Contractor to enable the Contractor to perform the services required hereunder. The services shall be performed by the Contractor, or the Contractor's staff, and CGI Systems or its Client shall not be required to hire, supervise or pay any assistants to help the Contractor who performs the services under this Agreement. Contractor shall not be required to devote the Contractor's full time nor the full time of the Contractor's staff to the performance of the services required hereunder, and it is acknowledged that Contractor has other Clients and Contractor offers services to the general public. The order or sequence in which the work is to be performed shall be under the control of the Contractor. Except to the extent that the Contractor's work must be performed on or with the computer or existing software of CGI Systems or its Client, all materials used in providing the services shall be provided by the Contractor.

The Contractor shall have the right in its sole discretion to determine which of its staff shall be assigned to perform services for CGI Systems or its Client under this Agreement and shall have the sole right to replace any staff person (provided that such replacement does not interfere with the services required to be performed under this Agreement).

CGI Systems shall have the right of approval with respect to any staff proposed by the Contractor to perform services under this Agreement. CGI Systems shall have the right to interview any of the Contractor's staff proposed for assignment to CGI Systems and based upon the skills and background required for the services, reject any such staff as long as such rejection does not violate any laws regarding discrimination in the workplace.

CONFIDENTIALITY

A. As part of the consideration required of the Contractor under this Agreement, the Contractor and its employees agree that, except as necessary to carry out the provisions of this Agreement and except as may be required by law, it shall not, at any time during the terms of this Agreement, use for its own benefit or divulge, disclose or communicate, to any individual or entity, in any form or manner whatsoever, any information concerning any matters affecting or relating to the business of CGI Systems or its Client, or which the Contractor has received or will receive during the course of it relationship with CGI Systems or its Client hereunder, including, without limiting the generality of the foregoing, information concerning any of the Client's price lists, marketing lists, business strategies, innovations, trade secrets, or any other information concerning the business, manner of operation financial condition, prospects or data of CGI Systems or its Client. The parties hereby stipulate that all such information is confidential material and affects the successful conduct of the business and the goodwill of CGI Systems or its Client.

B. The Contractor agrees not to copy, disclose, or use for its own purposes or willfully or negligently to permit others to copy, disclose, or use for their own purposes any financial information, customer list, management technique, design, or process, or other trade secret or confidential information relating to CGI Systems or its Client's business, customers, suppliers or organization. The Contractor will return to CGI Systems or its Client, upon request by CGI Systems at any time, all copies of all documents and information obtained by the Contractor from CGI Systems or its Client.

C. The Contractor and its staff agrees that all data and techniques concerning CGI Systems or its Client's system design and file formats or contents, and information of any nature that are made available by CGI Systems or its Client, or that become available to the Contractor by virtue of this Agreement or relationship created by this Agreement shall be held in strict confidence by the Contractor and its staff. Such confidential disclosures that are made or such confidential information that is made or becomes available to the Contractor and its staff is made in reliance of this promise.

OWNERSHIP

All work performed by the Contractor under the terms of this Agreement, including but not limited to, systems, computer programs operating instructions, unique design concepts and all other documentation developed during the performance of the Statement of Work (the "Intellectual Property") will be the property of the Contractor. Rights for use of the Intellectual Property will be granted to Client as described in the Statement of Work.

The Contractor's staff, CGI Systems and its Client will observe all copyright and patent laws relating to the Intellectual Property.

TAXES AND BENEFITS

Contractor has advised its employees, and any non CGI Systems subcontractors ("Contractor Personnel"), that they are not employees of CGI Systems or its Client, or are they entitled to any benefits provided or rights guaranteed by CGI Systems or its Client, or by operation of law, to their respective employees, including but not limited to group insurance, liability insurance, disability insurance, paid vacations, sick leave or other leave, retirement plans, health plans, premium "overtime" pay, and the like. It is understood and agreed that since the Contractor Personnel are not employees of CGI Systems, CGI systems will make no deductions from fees paid to Contractor for any federal or state taxes or FICA relating to Contractor Personnel, and CGI Systems or its Client have no obligation to provide Worker's Compensation coverage for Contractor Personnel or to make any premium "overtime" payments. It is agreed that it is the Contractor's responsibility to provide Worker's Compensation and, if applicable, pay any premium "overtime" rate for Contractor Personnel who work on the project covered by this Agreement and to make required FICA, FUTA, income tax withholding or other payments related to such Contractor Personnel. In the event of any claims brought or threatened by any party against CGI Systems or its Client relating to the status, acts or omissions of Contractor or Contractor Personnel. Contractor and Contractor Personnel agrees to cooperate in all reasonable respects, including to support the assertions of employment status made in this Agreement.

INSURANCE

Contractor will obtain for itself and its Personnel before providing services, at its own expense, comprehensive General Liability (GL) insurance coverage for projects covered by this Agreement, for limits of liability not less than $100,000 and will name CGI Systems as an Additional Insured, and hold CGI systems harmless for any damages or expenses, including attorneys' fees, incurred as a result of misconduct of Contractor or its Personnel involving CGI Systems or its Client. COVENANT NOT TO COMPETE The contractor retains the right to contract for similar services with other businesses or with individuals subject to the following limitations:

(1) Contractor agrees that during the term of this Agreement or any extension thereof, and for a period of (1) year after the termination of this Agreement, the Contractor will not directly or indirectly or in any capacity, compete or attempt to compete with CGI systems to provide computer programming or data processing services similar to the services provided under the Statement of Work (a) by soliciting or otherwise inducing the CGI Systems' Client referred to in this Agreement to discontinue its relationship with CGI systems, or (b) in any capacity, by performing or accepting an engagement to perform services of the type being performed by the Contractor under the Statement of Work for the client of CGI systems; and

(2) Contractor agrees that during the term of this Agreement or any extension thereof, and for a period of (1) year after the termination of this Agreement, the Contractor will not directly or indirectly or in any capacity, compete or attempt to compete with CGI systems by inducing any personnel of CGI systems or its Client to leave the service of CGI Systems or its Client.

The provisions of this non-competition clause shall be construed as an agreement independent of any other provision contained herein and shall be enforceable in both law and equity, including by temporary or permanent restraining orders, notwithstanding the existence of any claim or cause of action by the Contractor against CGI Systems or by CGI Systems against the Contractor whether predicated on this Agreement or otherwise. This provision survives termination of this Agreement.


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

If any provision of this Restrictive Covenant is held to be unenforceable because of its scope, duration or area of its applicability, or otherwise, the court making the determination will have the power to modify the scope, duration or area, or all of them, and the provision will then apply in that modified form.

NON-SOLICITATION

Each of the parties hereto agrees that, while performing Services under this Agreement, and for a period of twelve (12) months following the termination of this Agreement, neither party will, except with the other party's prior written approval, solicit or offer employment to the other party's employees.

LIABILITY

The Contractor assumes and agrees to indemnify and save harmless CGI Systems and its Client from any and all claims, expenses, damages, suits, costs, or judgments whatsoever, whether groundless or otherwise, arising in whole or in part out of any act or failure to act on the part of the Contractor,* and provided such act or failure to act be within the scope of the Statement of Work, unless such act or failure to act was at the specific direction of CGI Systems or its Client.

The Contractor agrees to assume full liability for bodily injury, property damage, fire, theft or collision claims arising out of the use of machinery, equipment, material or vehicles provided by CGI Systems or its Client while in the care, custody or control of the Contractor, its agents or employees unless attributable to the negligence of CGI Systems or its Client.

The Contractor is responsible for the professional competence of the assigned individuals and for their ability to perform the services to be provided by them in a professional fashion.

Neither party shall be liable for general, special or consequential damages.

TERMINATION

No Statement of Work attached hereto may be terminated by either party prior to the completion of the project described in the Statement of Work, except in the following cases:

a. CGI Systems shall have the right to terminate the Statement of Work immediately for cause.

b. CGI Systems or the Contractor shall have the right to terminate the Statement of Work without cause with 14 (fourteen) days notice.

PAYMENT FOR SERVICES

Payment for services for hours actually worked or deliverables developed will be made in the corporate name of Contractor on the periodic basis or payment schedule set forth in the Statement of Work. Payment to the Contractor will be in accordance with the agreed-upon payment terms specified in the Statement of Work and no other compensation in any form, including benefits, will be provided by CGI Systems or anyone else. Contractor shall maintain records of hours during which services have been performed, and submit to CGI Systems those records along with Contractor's invoice for the amount due to Contractor for the hours worked or work delivered. CGI Systems' policy is to pay within fifteen (15) business days of receipt of invoice and appropriate documentation. Due to holidays and other factors, some delays in the Accounts

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
that, if any one provision or clause conflicts with existing or future applicable law, or may not be given full effect because of such law, this shall not affect any other provision of the Agreement which can be given effect without the conflicting provision or clause. To the extent that there may be any conflict between the terms of this Agreement and the Statement of Work, this Agreement shall take precedence. Contractor represents that Contractor has read and understands the terms of this Agreement, has had an opportunity to ask any questions and to seek the assistance of legal counsel regarding these terms, and is not relying upon any advice from CGI Systems in this regard.

This Agreement shall be governed by the laws of the State of Delaware, regardless of where Contractors' work is performed, and any litigation shall be brought in the state or federal courts of the State of Delaware.



CGI SYSTEMS, INC.:                      SYNON, INC.:


Signature  /s/ THOMAS K. SHERIDAN       Signature  /s/ DENNIS G. HOLLIGAN
          --------------------------              ----------------------------
          Thomas K. Sheridan                      Dennis G. Holligan
          Managing Director                       Director of Administration


Date    10/18/96                        Date      8/30/96
     -------------------------------         ---------------------------------


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                                                                      EXHIBIT A


                               STATEMENT OF WORK
                               -----------------

CLIENT:           INTERNATIONAL BUSINESS MACHINES ("IBM")
CLIENT LOCATION:  ROCHESTER, MINNESOTA
DESCRIPTION OF ENGAGEMENT:
        CONTRACTOR TO PROVIDE TWO APPLICATION CONSULTANTS TO IBM FOR THE "OBJECT ORIENTED JUMP-START LABORATORY" TO PROVIDE:
     1. EDUCATION AND MENTORING TO IBM AND SYNON INDEPENDENT SOFTWARE VENDORS AND TO LARGE IBM AND SYNON CUSTOMERS ON ADVANCED TECHNOLOGY IN OBJECT ORIENTATION AND CLIENT SERVER TECHNOLOGY.
     2. DEVELOP CLASS LIBRARIES TO EXPLOIT AS/400 ADVANCED TECHNOLOGIES SUCH AS [ ]*.
     3. OWNERSHIP OF CLASS LIBRARIES TO REMAIN WITH SYNON.
     4. ROYALTIES TO IBM OF [ ]* OF REVENUES GENERATED FORM LICENSING OF CLASS LIBRARIES DEVELOPED UNDER THIS STATEMENT OF WORK.

TYPE OF SERVICES:  SOFTWARE EDUCATION AND DEVELOPMENT
EXPECTED START DATE:  SEPTEMBER 3, 1996
ESTIMATED COMPLETION DATE:  [ ]*
OPTION TO EXTEND:  NONE
SCHEDULE AND RATE OF PAYMENT:
     1. TWO APPLICATION CONSULTANTS @ $70.00 PER HOUR, INCLUSIVE OF EXPENSES.
     2. STRAIGHT TIME FOR OVERTIME.
     3. SYNON TO SUBMIT TIME SHEETS AND INVOICES TO CGI ON A WEEKLY BASIS. ESTIMATE VALUE OF ENGAGEMENT: $300,000
CONTRACTOR'S STAFF ASSIGNED TO PROJECT:  MICHAEL TOPP     CHRIS SMITH

CGI Systems, Inc.:                      Synon, Inc.:

Signature  /s/THOMAS K. SHERIDAN        Signature   /s/ DENNIS G. HOLLIGAN
         -----------------------                  --------------------------
         Thomas K. Sheridan                       Dennis G. Holligan
         Managing Director                        Director of Administration

Date  10/18/96                          Date  8/30/96
     ---------------------------             -------------------------------
--------------------------------------------------------------------------------

By signing this Statement of Work, I assert that I have read and understand the attached Agreement between CGI Systems and Synon, Inc., of whom I am an employee or agent, and I agree to all of the terms and conditions as stated in that Agreement. I agree to adhere to this Agreement for its full term, whether as an employee of Synon, Inc. or otherwise.

 Name of Contractor's Staff            Signature                     Date
 --------------------------            ---------                     ----
        Michael Topp
                              -------------------------------   ----------------
        Chris Smith
                              -------------------------------   ----------------



* Confidential treatment has been requested from the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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